UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 17, 2008

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-07740	13-3722668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Water Street, New York, New York	10041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-451-2010

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTERN ASSET 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

CURRENT REPORT ON FORM 8-K

Item 8.01

Other Events.

On November 17, 2008, Western Asset 2008 Worldwide Dollar Government Term Trust Inc. (the “Trust”) issued a press release announcing that the Trust’s Board of Directors had approved the termination of the Trust, to be effective November 28, 2008.

Item 9.

01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit

Number

99.1

Press Release of the Fund dated November 17, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc. (Registrant)
Date: November 18, 2008	/s/ William Renahan (Signature)
Name: William Renahan Title: Assistant Secretary

EXHIBIT INDEX

Exhibit
Number

99.1

Press Release of the Fund dated November 17, 2008.